UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): October 2, 2013

HEALTH REVENEUE ASSURANCE HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-173039	99-0363866
(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation or organization)		Identification No.)

8551 W. Sunrise Boulevard, Suite 304 Plantation, Florida 33322
(Address of principal executive offices)

(954) 472-2340
(Registrant’s telephone number, including area code)

None.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On October 2, 2013, the Health Revenue Assurance Holdings, Inc. (the “Company” or “HRAA”) entered into employment agreements with Andrea Clark, the Company’s Chief Executive Officer and chairman of the Board of Directors (the “Clark Agreement”), Robert Rubinowitz, the Company’s  Chief Operating Officer, President, Secretary, Treasurer and member of the Board of Directors (the “Rubinowitz Agreement”),  Evan McKeown, the Company’s Chief Financial Officer (the “McKeown Agreement”), and Dean Boyer, the Company’s Chief Technology Officer (the “Boyer Agreement”).

Employment Agreement with Andrea Clark

Pursuant to the Clark Agreement, Ms. Clark will receive annual base compensation of $175,000, which may be increased but not decreased from time to time as determined by the Board of Directors of the Company.  The Clark Agreement also provides for incentive awards, as well as a benefit package, including medical, disability, insurance, 401(k) and other equity programs. The term of the Clark Agreement is three (3) years and shall automatically be renewed for successive three (3) year terms thereafter, unless otherwise notified in writing ninety (90) days prior to the termination of the agreement.  The Clark Agreement may be terminated by the Company for cause. Should the Company terminate the agreement without cause, Ms. Clark is entitled to receive two times her base salary at the time of termination; a pro-rata bonus payment on any bonus or incentive plan; any earned but unpaid base salary, and accrued but unpaid vacation time.  Should the Clark Agreement be terminated by Ms. Clark two years after the effective date, Ms. Clark shall be entitled to receive: any earned but unpaid base salary and bonus compensation; any earned but unpaid vacation time; a pro-rata bonus or incentive plan award; and, at Ms. Clark’s election, either (i) registered shares of the Company’s common stock equal to 100% of her base salary at the time of resignation, or (ii) fully vested and cashless exercisable discounted stock options.  In the event of a change of control of the Company, Ms. Clark shall be entitled to receive any earned but unpaid base salary, any earned but unpaid bonus compensation, three times her base salary as of the date of the change of control, two times the average bonus paid to Ms. Clark over the three previous calendar years, and accrued but unpaid vacation time.  Should the Clark Agreement be terminated in the event of death or disability of Ms. Clark, Ms. Clark or her estate, shall be entitled to receive two times her base salary immediately prior to termination, a pro-rata bonus payment on any bonus or incentive plan; earned but unpaid base salary and earned but unpaid bonus compensation, and accrued but unpaid vacation time.

The Clark Agreement supersedes previously entered into between the Company and Ms. Clark dated July 15, 2011.

Employment Agreement with Robert Rubinowitz

Pursuant to the Rubinowitz Agreement, Mr. Rubinowitz will receive annual base compensation of $175,000, which may be increased but not decreased from time to time as determined by the Board of Directors of the Company.  The Rubinowitz Agreement also provides for incentive awards, as well as a benefit package, including medical, disability, insurance, 401(k) and other equity programs. The term of the Rubinowitz Agreement is three (3) years and shall automatically be renewed for successive three (3) year terms thereafter, unless otherwise notified in writing ninety (90) days prior to the termination of the agreement.  The Rubinowitz Agreement may be terminated by the Company for cause. Should the Company terminate the agreement without cause, Mr. Rubinowitz is entitled to receive two times his base salary at the time of termination; a pro-rata bonus payment on any bonus or incentive plan; any earned but unpaid base salary, and accrued but unpaid vacation time.  Should the Rubinowitz  Agreement be terminated by Mr. Rubinowitz  two years after the effective date, Mr. Rubinowitz  shall be entitled to receive: any earned but unpaid base salary and bonus compensation; any earned but unpaid vacation time; a pro-rata bonus or incentive plan award; and, at Mr. Rubinowitz ’s election, either (i) registered shares of the Company’s common stock equal to 100% of his base salary at the time of resignation, or (ii) fully vested and cashless exercisable discounted stock options.  In the event of a change of control of the Company, Mr. Rubinowitz shall be entitled to receive any earned but unpaid base salary, any earned but unpaid bonus compensation, three times his base salary as of the date of the change of control, two times the average bonus paid to Mr. Rubinowitz over the three previous calendar years, and accrued but unpaid vacation time.  Should the Rubinowitz Agreement be terminated in the event of death or disability of Mr. Rubinowitz, Mr. Rubinowitz or his estate, shall be entitled to receive two times his base salary immediately prior to termination, a pro-rata bonus payment on any bonus or incentive plan; earned but unpaid base salary and earned but unpaid bonus compensation, and accrued but unpaid vacation time.

The Rubinowitz Agreement supersedes previously entered into between the Company and Mr. Rubinowitz dated July 15, 2011.

Employment Agreement with Evan McKeown

Pursuant to the McKeown Agreement, Mr. McKeown will receive annual base compensation of $150,000, which may be increased but not decreased from time to time as determined by the Board of Directors of the Company.  The McKeown Agreement also provides for incentive awards, as well as a benefit package, including medical, disability, insurance, 401(k) and other equity programs. The term of the McKeown Agreement is two (2) years and shall automatically be renewed for successive two (2) year terms thereafter, unless otherwise notified in writing ninety (90) days prior to the termination of the agreement.  The McKeown Agreement may be terminated by the Company for cause. Should the Company terminate the agreement without cause, Mr. McKeown is entitled to receive one times his base salary at the time of termination; a pro-rata bonus payment on any bonus or incentive plan; any earned but unpaid base salary, and accrued but unpaid vacation time.  In the event of a change of control of the Company, Mr. McKeown shall be entitled to receive any earned but unpaid base salary, any earned but unpaid bonus compensation, two times his base salary as of the date of the change of control, two times the average bonus paid to Mr. McKeown over the two previous calendar years, and accrued but unpaid vacation time.  Should the McKeown Agreement be terminated in the event of death or disability of Mr. McKeown, Mr. McKeown or his estate, shall be entitled to receive the greater of the base salary owed immediately prior to termination or one year’s base salary, a pro-rata bonus payment on any bonus or incentive plan; earned but unpaid base salary and earned but unpaid bonus compensation, and accrued but unpaid vacation time.

Employment Agreement with Dean Boyer

Pursuant to the Boyer Agreement, Mr. Boyer will receive annual base compensation of $200,000, which may be increased but not decreased from time to time as determined by the Board of Directors of the Company.  The Boyer Agreement also provides for incentive awards, as well as a benefit package, including medical, disability, insurance, 401(k) and other equity programs. The term of the Boyer Agreement is two (2) years and shall automatically be renewed for successive two (2) year terms thereafter, unless otherwise notified in writing ninety (90) days prior to the termination of the agreement.  The Boyer Agreement may be terminated by the Company for cause. Should the Company terminate the agreement without cause, Mr. Boyer is entitled to receive one times his base salary at the time of termination; a pro-rata bonus payment on any bonus or incentive plan; any earned but unpaid base salary, and accrued but unpaid vacation time.  In the event of a change of control of the Company, Mr. Boyer shall be entitled to receive any earned but unpaid base salary, any earned but unpaid bonus compensation, two times his base salary as of the date of the change of control, two times the average bonus paid to Mr. Boyer over the two previous calendar years, and accrued but unpaid vacation time.  Should the Boyer Agreement be terminated in the event of death or disability of Mr. Boyer, Mr. Boyer or his estate, shall be entitled to receive the greater of the base salary owed immediately prior to termination or one year’s base salary, a pro-rata bonus payment on any bonus or incentive plan; earned but unpaid base salary and earned but unpaid bonus compensation, and accrued but unpaid vacation time.

The foregoing description of the terms of the Clark Agreement, Rubinowitz Agreement, McKeown Agreement and Boyer Agreement are qualified in their entirety by reference to the provisions of such agreements filed as  Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, to this Current Report on Form 8-K (this “Report”), and incorporated by reference herein.

Item 5.03	Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 2, 2013, the Board of Directors of the Company approved an increase in the number of authorized shares of the Company’s common stock, par value $0.001 (the “Common Stock”) from 75,000,000 to 500,000,000 shares of Common Stock.

A copy of the Certificate of Change that was filed with the Nevada Secretary of State on October 8, 2013 is attached hereto as Exhibit 3.1 of this Report and is incorporated by reference herein.

Item 9.01	Financial Statement and Exhibits

(d)	Exhibits.

The following exhibit is furnished herewith:

Exhibit Number	Description
3.1	Certificate of Amendment to Articles of Incorporation
10.1	Employment agreement between the Company and Andrea Clark, effective October 2, 2013
10.2	Employment agreement between the Company and Robert Rubinowitz, effective October 2, 2013
10.3	Employment agreement between the Company and Evan McKeown, effective October 2, 2013
10.4	Employment agreement between the Company and Dean Boyer, effective October 2, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 8, 2013	HEALTH REVENUE ASSURANCE HOLDINGS, INC.

	By:	/s/ Andrea Clark
Andrea Clark Chief Executive Officer